PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2021
PROPERTY AND EQUIPMENT, NET
Schedule of Property, Plant and Equipment, net

Property and equipment consisted of the following:

	As of December 31,
	2021	2020
Vehicles	$203,631	$198,974
Building	194,429	182,378
Leasehold improvement	117,839	115,145
Furniture	40,761	46,110
Machine	6,747	6,594
Less: accumulated depreciation	(380,083)	(318,983)
Property and equipment, net	$183,324	$230,218